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                                                                   EXHIBIT 10.18


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 11, 2000, among PMC COMMERCIAL TRUST, a real estate investment trust organized under the laws of the State of Texas ("Borrower"), certain Lenders, and BANK ONE, TEXAS, N.A., a national banking association ("Administrative Agent").

                             PRELIMINARY STATEMENT:

         Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of November 29, 1999, pursuant to which the Lenders have made and may hereafter make loans to Borrower. Borrower, Administrative Agent and Lenders have agreed to amend the Credit Agreement in order to allow for an extension of the time allowed for Borrower's subsidiary, PMC Commercial Receivable Limited Partnership, to transfer its remaining mortgage loans to Borrower. Such extension is to allow additional time for Borrower to include those mortgage loans in an Asset Securitization.

         Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

         1. Defined Terms; References. Unless otherwise stated in this Amendment
(a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

         2. Amendment.

         Section 8.14(a) of the Credit Agreement is hereby amended in its entirety as follows:

         (a) Mortgage Loans Held by PMC Commercial Receivable Limited Partnership. No later than October 31, 2000, Borrower shall cause its Subsidiary, PMC Commercial Receivable Limited Partnership, to transfer any remaining Mortgage Loans owned by it to Borrower, it being contemplated that, before this time, those Mortgage Loans may be included in an Asset Securitization.

         3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct and
(b) Lender receives counterparts of this Amendment executed by each party named below.

         4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Borrower hereby



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ratifies and confirms that all Liens heretofore granted to Administrative Agent on behalf of the Lenders were intended to, do, and continue to secure the full payment and performance of the Obligation. Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or amendments to any of the foregoing, and such other agreements, documents, and instruments as Administrative Agent or Lenders may reasonably request in order to perfect and protect those Liens and preserve and protect the rights of Administrative Agent and Lenders in respect of all present and future Collateral.

         5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment and any Credit Document to be delivered under this Amendment, (c) this Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.

         6. Waiver. Upon the satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in paragraph 3 above, this Amendment shall also serve as notice to Borrower that Administrative Agent and Lenders do hereby waive any Event of Default that may have arisen prior to the date hereof as a result of Borrower's non-compliance with Section 8.14(a) of the Credit Agreement. This waiver is not a consent or waiver in respect of any other existing or future Events of Default or Potential Defaults or a waiver of Administrative Agent's and Lenders' rights to insist upon Borrower's compliance with Borrower's obligations under each Credit Document.

         7. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

         8. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

         9. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Administrative Agent and each Lender, and, subject to Section 14 of the Credit Agreement, their respective successors and assigns.


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         10. Entirety. this amendment, the credit agreement as amended by this amendment, and the other credit documents represent the final agreement between the parties for the transactions therein, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreement between the parties. there are no unwritten oral agreement between the parties.

         EXECUTED as of the date first stated above.

                                  BANK ONE, TEXAS, N.A.,
                                  as Administrative Agent and a Lender


                                  By:
                                     -------------------------------------------
                                         Alan L. Miller, First Vice President


                                  PMC COMMERCIAL TRUST,
                                  as Borrower


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MIDFIRST BANK, a Federally Chartered Savings
                                     Association, as a Lender


                                  By:
                                     -------------------------------------------
                                         Roger N. diSalvatore, Jr.,
                                           Senior Vice President


                                  TEXAS CAPITAL BANK, N.A.,
                                  as a Lender


                                  By:
                                     -------------------------------------------
                                         Kevin Stoler, Assistant Vice President


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